Exhibit 10.6



                              SETTLEMENT AGREEMENT

     THIS AGREEMENT, dated as of the 19th day of December, 2005, is by and among William F. Mason, an individual resident of Travis County, Texas ("Mason"), New Century Energy Corp. (f/k/a Vertica Software, Inc.), a Colorado corporation ("NCEY"), ERC Solutions, Inc., a Delaware corporation ("ERC"), and Edward R. DeStefano, an individual resident of Harris County, Texas ("DeStefano"). Mason, NCEY, ERC and DeStefano are referred to herein collectively as the "Parties" and individually as a "Party".

                                    RECITALS

A. NCEY, DeStefano and Century Resources, Inc., a Delaware corporation, entered into that certain Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of September 30, 2004 under which DeStefano exchanged all of the outstanding shares of Century Resources, Inc. for 37,500,000 shares of Common Stock issued by NCEY and Century Resources, Inc. became a wholly owned subsidiary of NCEY.

B. NCEY and ERC entered into that certain Agreement and Plan of Distribution (the "Distribution Agreement") dated as of September 30, 2004 under which NCEY conveyed certain property rights to ERC and ERC assumed certain obligations relating to such property rights and ERC agreed to use its best efforts to cause a distribution of ERC common stock to the shareholders of NCEY.

C. NCEY and ERC entered into that certain Agreement (the "ERC Agreement") dated as of March 3, 2005 under which ERC agreed to assume additional liabilities of NCEY that existed as of September 30, 2004 which were not assumed under the Distribution Agreement.

D. A dispute has arisen among the Parties regarding the performance of the Reorganization Agreement, the Distribution Agreement and the ERC Agreement.

     NOW, THEREFORE, to resolve disputed claims and for the purposes of avoiding the cost and uncertainty of litigation, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is acknowledged by each Party, it is agreed as follows:

1.     Conversion  Agreement.  It  is  a  condition  to  this Agreement that the
       ----------------------
Conversion, Repurchase and Restriction Agreement in the Form attached hereto as Exhibit "A" be signed and the obligations thereunder to be performed simultaneously with the execution of such agreement be performed before any of the covenants, releases or other provisions of this Agreement shall be effective.

2.     Rescission  of  the ERC Agreement.  The ERC Agreement is rescinded in its
       ---------------------------------
entirety.

3.     Distribution  Agreement Amendment.  The Distribution Agreement is amended
       ---------------------------------
to delete the requirement that ERC use its best efforts to cause the registration and distribution of its common stock to the shareholders of NCEY. Instead, NCEY shall be, insofar as Mason is concerned, free to deal with ERC as NCEY sees fit.

4.     Mutual  Release.  The Parties do hereby, and each Party individually does
       ---------------
hereby, RELEASE, ACQUIT and FOREVER DISCHARGE the other Parties, and all their respective successors and assigns, of and from any and all claims, debts, demands, actions, causes of actions, suits, contracts, agreements and liabilities whatsoever, both at law, statutory, in equity, or otherwise, which any of the Parties may now have, whether known or unknown, against the other Parties from or relating in any way to the Reorganization Agreement, the Distribution Agreement, or the ERC Agreement, or the performance or failure to perform any of them. However, it is expressly agreed that no contract, right, obligation, covenant, liability or other term of this Agreement is being released by this paragraph and that the terms of this Agreement shall govern the relationship from this day forward with all other claims being released.

5.     Exception  for  Going  Forward  Claims.  Notwithstanding anything in this
       --------------------------------------
Agreement, NCEY shall not have any liability for any claims or liabilities arising from or relating to any business operated by Mason for the period
October 1, 2004 forward (hereafter the "Going Forward Claims"). Mason hereby warrants that he is not aware of any Going Forward Claims that exist which are assertable against NCEY or ERC.

6.     Cooperation  Concerning  Defense of Claims.  The Parties acknowledge that
       ------------------------------------------
claims have been made and may still be made against NCEY and may be made against Mason and/or DeStefano in the future concerning activities, events or circumstances that arose prior to the Reorganization. Mason agrees to make himself available, at reasonable and agreeable times, to provide information and documents that he may possess and to otherwise assist NCEY, ERC and DeStefano in analyzing and, as necessary, defending such claims. This will include Mason making himself available, if necessary, to discuss matters with NCEY, ERC, and/or DeStefano and their respective counsel, to furnish relevant documentation, to provide deposition and trial testimony, and to execute accurate affidavits. DeStefano agrees to make himself available, at reasonable and agreeable times, to provide information and documents that he may possess and to otherwise assist NCEY, ERC and Mason in analyzing and, as necessary, defending such claims. This will include DeStefano making himself available, if necessary, to discuss matters with NCEY, ERC, and/or Mason and their respective counsel, to furnish relevant documentation, to provide deposition and trial testimony, and to execute accurate affidavits. NCEY and ERC agree to make available, at reasonable and agreeable times, documents and other information in its possession that is requested by any Party for the purpose of analyzing and, as necessary defending such claims.

7.     No Conveyance of Claims Released.  By their execution hereof, the Parties
       --------------------------------
represent, covenant, and warrant that no claims released herein, if any such claims exist, and no interest in the Reorganization Agreement, the Distribution Agreement or the ERC Agreement have previously been conveyed, assigned, or in any manner transferred, in whole or in part, to any third party. The Parties expressly represent, covenant and warrant that they have full authority to release any and all of the claims released herein and to amend the Reorganization Agreement, the Distribution Agreement and the ERC Agreement as set forth herein.

8.     Assignment  of  ERC  Assets.  NCEY,  as  additional consideration for the
       ---------------------------
agreements contained herein, shall execute the Quitclaim attached hereto as Exhibit "B." NCEY shall, upon reasonable request, execute such further documentation as may be necessary to effectively convey the assets described in Exhibit "B," provided that any such assignment shall be on an "as is, where is" basis without warranties of any kind. Mason acknowledges that NCEY does not have any knowledge concerning or possess any of the property referenced in the Quitclaim and that it shall be solely Mason's responsibility to locate and/or deal with the property described.

9.     Successors  and  Assigns.  This  Agreement and the rights and obligations
       ------------------------
hereunder shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns.

10.     Severability.  If, after the execution of this Agreement, any part, term
        ------------
or provision of this Agreement is found to be invalid, illegal, unenforceable, or in conflict with any valid controlling law, such part, term or provision shall be fully severable. In lieu thereof, the Parties shall add a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

11.     Captions.  The  captions  used in this Agreement have been inserted only
        --------
for reference purposes. The captions and order of such captions shall not be deemed to govern, limit, modify, or in any manner affect the scope, meaning, or intent of any of the provisions and/or terms of this Agreement, nor shall any captions be given any legal effect.

12.     Entire  Understanding.   This  Agreement  and the  documents  referenced
        ---------------------
herein contain the entire understanding between the Parties and supersede any and all other agreements, understandings, and representations between the Parties except as otherwise specifically provided.

13.     Modification/Amendments.   Any   modification   or   amendment  of  this
        -----------------------
Agreement shall be effective only if made in writing and signed by all Parties hereto.

14.     Jurisdiction/Venue. The laws  of  the  State of  Texas  shall govern the
        ------------------
execution, effect, application, interpretation, validity, performance, and enforcement of this Agreement and the rights, duties, and privileges of the respective Parties hereto. All litigation between the Parties with respect to this Agreement or the matters described herein shall be conducted in the federal or state courts located in Houston, Harris County, Texas.

15.     Counterparts.   This  Agreement   may  be   executed  in  one  or  more
        ------------
counterparts, each of which when executed and delivered shall be an original and all of which when executed shall constitute one and the same instrument and agreement. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as an original. A photocopy of this Agreement shall be effective as an original for all purposes.

16.     Reliance  on Counsel.  The Parties hereto each state that they have read
        --------------------
this Agreement carefully, that they have consulted with counsel regarding the terms and provisions of this Agreement, and that they have relied solely upon their own judgment without the influence of anyone in entering into this Agreement. Each Party acknowledges and agrees that they and their counsel have been equally involved in the drafting, negotiation and execution of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against either Party hereto because one is deemed to be the author thereof. Each Party agrees to be solely responsible for all fees and expenses that they may incur with legal counsel and other representatives in entering into this Agreement.

17.     Confidentiality.  The  Parties  acknowledge and agree that the financial
        ---------------
details  of   this  Agreement  are   confidential   and will not be disclosed to
non-parties under  any  circumstancesexcept  as  requiredby  law.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands fully read the above and fully understand the contents and/or provisions thereof.

                                         /s/  William  F.  Mason
                                         ----------------------------------
                                         WILLIAM F. MASON, Individually


                                         /s/ Edward R. DeStefano
                                         ----------------------------------
                                         NEW CENTURY ENERGY CORP. (f/k/a
                                         Vertica Software, Inc.)
                                         By: Edward R. DeStefano, President


                                         /s/ William F. Mason
                                         ----------------------------------
                                         ERC SOLUTIONS, INC.
                                         By: William F. Mason, President


                                         /s/ Edward R. DeStefano
                                         ---------------------------------
                                         EDWARD R. DESTEFANO, Individually

                                    EXHIBIT A
                           CONVERSION, REPURCHASE AND
                              RESTRICTION AGREEMENT

     THIS AGREEMENT, dated as of the 19th day of December, 2005, is by and among William F. Mason, an individual resident of Travis County, Texas ("Mason") and New Century Energy Corp. (f/k/a Vertica, Software, Inc.), a Colorado corporation ("NCEY"). Mason and NCEY are referred to herein collectively as the "Parties" and individually as a "Party".

                                    RECITALS

E. Mason is the holder of 5,000 shares of Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Stock") issued by NCEY which may be converted into 1,500,000 shares of Common Stock, $.001 par value per share (the "Common Stock") of NCEY.

F. Mason provided NCEY with a notice of conversion of the Series A Stock on March 18, 2005 and NCEY has, for reasons NCEY regards as valid but Mason disputes, not yet issued the shares of Common Stock issuable upon conversion.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is acknowledged by each Party, it is agreed as follows:

                                    ARTICLE I
                          CONVERSION OF SERIES A STOCK

1.1     Conversion  of  Series  A  Stock.  Simultaneously with the execution and
        --------------------------------
delivery of this Agreement, and subject to the other terms hereof, NCEY will issue and cause to be registered in Mason's name 1,100,000 shares of Common Stock, $.001 par value per share (the "Common Stock"). Such shares of Common Stock shall be evidenced by 22 certificates, each representing 50,000 shares of Common Stock and shall be fully paid and non-assessable shares of the capital stock of NCEY. The Parties acknowledge and agree for all purposes that the Common Stock so issued has been issued solely in exchange for the 5,000 shares Series A Stock, that no additional consideration has been given or received therefor, and that no person has been or will be paid any compensation for or in connection with the exchange of the Series A Stock for the Common Stock. The Parties additionally agree that after the 5,000 shares of Series A Stock are exchanged for the 1,100,00 shares of Common Stock, that Mason will have no further rights in connection with any Series A Stock.

1.2     Date  of  Issue.  NCEY  hereby  acknowledges  and  agrees  that
        ---------------

          (a) the Series A Convertible Preferred Stock was originally issued and all consideration therefore was received on or about February 13, 2004; and

          (b) Mason is not an affiliate of NCEY and has not been an affiliate of NCEY since September 30, 2004.

                                   ARTICLE II
                            RESTRICTIONS ON TRANSFER

2.1.     Limitation  on  Sales.  Mason  understands that NCEY has not registered
         ---------------------
the Shares under the Securities Act of 1933 or the applicable securities laws of any state in reliance on exemptions from registration. Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares and Mason represents that he acquired the Series A Convertible Preferred Stock for investment purposes and not with the intention of distribution. Mason agrees that he will not sell, pledge, hypothecate or otherwise transfer the Shares except pursuant to an effective registration statement or an exemption from registration under applicable laws. In connection with these restrictions, Mason acknowledges and consents to the placement of the following restrictive legend on the certificate(s) or other document(s), if any, evidencing the Shares:

     "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF THE LAW; PROVIDED HOWEVER, THAT THIS LEGEND SHALL NOT APPLY AND ANY SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF THE SECURITES REPRESENTED HEREBY MAY BE MADE PURSUANT TO RULE 144(k)."

2.2     Legal Opinion.  NCEY acknowledges and agrees that the form of opinion of
        -------------
Franklin, Cardwell & Jones, PC attached to this agreement is acceptable to it in connection with the sale or other transfer of the Shares by Mason and will give its transfer agent irrevocable instructions to accept such opinion in connection with the transfer of the Shares or any of them by Mason

                                   ARTICLE III
                                  MISCELLANEOUS

3.1.     Successors  and Assigns.  This Agreement and the rights and obligations
         -----------------------
hereunder shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns.

3.2.     Severability.   If, after  the  execution  of this Agreement, any part,
         ------------
term or provision of this Agreement is found to be invalid, illegal, unenforceable, or in conflict with any valid controlling law, such part, term or provision shall be fully severable. In lieu thereof, the Parties shall add a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

3.3.     Captions.  The  captions used in this Agreement have been inserted only
         --------
for reference purposes. The captions and order of such captions shall not be deemed to govern, limit, modify, or in any manner affect the scope, meaning, or intent of any of the provisions and/or terms of this Agreement, nor shall any captions be given any legal effect.

3.4.     Entire  Understanding.   This  Agreement  and the  documents referenced
         ---------------------
herein contain the entire understanding between the Parties and supersede any and all other agreements, understandings, and representations between the Parties except as otherwise specifically provided.

3.5.     Modification/Amendments.   Any   modification   or  amendment  of  this
         -----------------------
Agreement shall be effective only if made in writing and signed by all Parties hereto.

3.6.     Jurisdiction/Venue.  The  laws  of  the  State  of  Texas  shall govern
         ------------------
the execution, effect, application, interpretation, validity, performance, and enforcement of this Agreement and the rights, duties, and privileges of the respective Parties hereto. All litigation between the Parties with respect to this Agreement or the matters described herein shall be conducted in the federal or state courts located in Houston, Harris County, Texas.

3.7.     Counterparts.   This   Agreement  may   be  executed  in  one  or  more
         ------------
counterparts, each of which when executed and delivered shall be an original and all of which when executed shall constitute one and the same instrument and agreement. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as an original. A photocopy of this Agreement shall be effective as an original for all purposes.

3.8.     Reliance on Counsel.  The Parties hereto each state that they have read
         -------------------
this Agreement carefully, that they have consulted with counsel regarding the terms and provisions of this Agreement, and that they have relied solely upon their own judgment without the influence of anyone in entering into this Agreement. Each Party acknowledges and agrees that they and their counsel have been equally involved in the drafting, negotiation and execution of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against either Party hereto because one is deemed to be the author thereof. Each Party agrees to be solely responsible for all fees and expenses that they may incur with legal counsel and other representatives in entering into this Agreement.

3.9.     Confidentiality.   The   Parties   acknowledge   and   agree   that the
         ---------------
financial  details   of  this  Agreement   are  confidential  and  will  not  be
disclosed to non-parties under any circumstances unless compelled by law.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands fully read the above and fully understand the contents and/or provisions thereof.

                                              /s/ William F. Mason
                                              ------------------------------
                                              WILLIAM F. MASON, Individually


                                              /s/ Edward R. DeStefano
                                              ----------------------------------
                                              NEW CENTURY ENERGY CORP.
                                              (f/k/a Vertica Software, Inc.)
                                              By: Edward R. DeStefano, President

                                    EXHIBIT B
                                    QUITCLAIM

Date:          December 16th,  2005

Grantor:     New  Century  Energy  Corp.  (f/k/a  Vertica  Software,  Inc.)

Grantor's  Mailing  Address:     5851  San  Felipe,  Suite  775
                                 Houston,  Texas  77057

Grantee:     William  F.  Mason

Grantee's  Mailing  Address:     106  E.  Sixth  St.,  Suite  900
                                 Austin,  Texas  78701

Consideration:  The  obligations  undertaken  in  the  Settlement  Agreement dated December 16th,2005.


Property:      All  of  the  right,  title  and  interest, if any, of Grantor in the  software  interests and related intellectual property ("IP")
               owned prior to September of 2004 by Vertica Software, Inc.; which
               software   constituted   environmental   regulatory   compliance
               solutions as required by government environmental agencies. The software IP includes any existing installation of product, hardware and software used to develop IP, all trademarks, copyrights and marketing materials developed for sales and distribution of such products as the same relate to the Internet and intranet software products intended to serve industries that are impacted by government regulation of hazardous materials and other environmental laws and regulations previously developed by Vertica Software, Inc.

     FOR THE CONSIDERATION, Grantor quitclaims to Grantee all of Grantor's right, title, and interest, if any, in and to the Property, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Neither Grantor nor Grantor's heirs, successors, or assigns will have, claim, or demand any right or title to the Property or any part of it.

     GRANTOR HAS MADE NO AFFIRMATION OF FACT OR PROMISE RELATING TO THE PROPERTY THAT HAS BECOME ANY BASIS FOR THIS BARGAIN, AND FURTHER, GRANTOR HAS MADE NO AFFIRMATION OF FACT OR PROMISE RELATING TO THE PROPERTY THAT WOULD CONFORM TO ANY SUCH AFFIRMATION OR PROMISE. GRANTOR DISCLAIMS ANY WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE WHATEVER WITH RESPECT TO THE PROPERTY. THE PROPERTY IS QUITCLAIMED ON AN "AS IS," "WHERE IS" BASIS. ALL WARRANTIES THAT MIGHT ARISE BY COMMON LAW AS WELL AS THE WARRANTIES IN SECTION 5.023 OF THE TEXAS PROPERTY CODE (OR ITS SUCCESSOR) ARE EXCLUDED.

     As a material part of the Consideration for this deed, Grantor and Grantee agree that Grantee is taking the Property "AS IS" with any and all latent and patent defects and that there is no warranty by Grantor that the Property has a particular financial value or is fit for a particular purpose. Grantee acknowledges and stipulates that Grantee is not relying on any representation, statement, or other assertion with respect to the Property condition but is relying on Grantee's examination of the Property. Grantee takes the Property with the express understanding and stipulation that there are no express or implied warranties.


                                       /s/ Edward R. DeStefano
                                       -----------------------------------------
                                       EDWARD  R.  DESTEFANO,  President  &  CEO
                                       of  New  Century  Energy  Corp.,  Grantor



                                       /s/ William F. Mason
                                       -----------------------------------------
                                       WILLIAM  F.  MASON,  Grantee

STATE  OF  TEXAS     Sec.
                     Sec.
COUNTY  OF  HARRIS   Sec.

     Before Me, the undersigned Notary Public, on this day personally appeared Edward D. DeStefano, President and CEO of New Century Energy Corp., who, being by me duly sworn on oath deposed and said that he has read the foregoing Quitclaim and that ever fact contained therein is within his personal knowledge and is true and correct.

                                       /s/ Edward R. DeStefano
                                       -----------------------------------------
                                       EDWARD  R.  DESTEFANO,  President  &  CEO
                                       of  New  Century  Energy  Corp.

     SUBSCRIBED AND SWORN TO BEFORE ME this   16  day of     December    , 2005.
                                           -------      -----------------

                                       /s/ J. Kolmetz
                                       ----------------------------------------
                                       Notary  Public  in  and  for  The  State
                                       of  Texas



STATE  OF  TEXAS     Sec.
                     Sec.
COUNTY  OF  TRAVIS   Sec.

     Before Me, the undersigned Notary Public, on this day personally appeared William F. Mason, individual, who, being by me duly sworn on oath deposed and said that he has read the foregoing Quitclaim and that ever fact contained therein is within his personal knowledge and is true and correct.

                                               /s/ William F. Mason
                                               -------------------------------
                                               WILLIAM  F.  MASON

     SUBSCRIBED AND SWORN TO BEFORE ME this  13th day of December        , 2005.
                                           -------      -----------------

                                               /s/ Katie Dotts
                                               ---------------------------------
                                               Notary  Public  in  and  for  The
                                               State  of  Texas

                                     [date]

William  F.  Mason
106  E.  Sixth  St.
Suite  900
Austin,  Texas  78701

New  Century  Energy  Corp.
5851  San  Felipe
Suite  775
Houston,  TX  77057

     RE: SALE OF [NUMBER] SHARES OF NEW CENTURY ENERGY CORP. COMMON STOCK BY WILLIAM F. MASON

Gentlemen:

     Assuming the accuracy of the information set forth in the letter from [name of broker] (the "Broker"), dated [insert date of letter], to me, a copy of which is attached hereto, the representations and agreement of New Century Energy Corp. (the "Issuer") set forth in that certain Conversion Agreement dated December , 2005, and the information set forth in the letter from William F.
        ----
Mason (the "Stockholder"), it is our opinion that the sale by the Stockholder of [number] shares of the common stock of the Issuer comply with all of the requirements of Rule 144 under the Securities Act of 1933, as amended (the "Act"), and that the such sale would not require registration under the Act or any applicable state securities law.

     Upon receipt of confirmation that a sale has occurred in accordance with the representations in the attached letters, a new certificate or certificates representing the Shares may be issued in such name or names as the Broker or Stockholder may request, and such new certificate or certificates may be free of any restrictive legend or stop transfer orders. If the Shares are to be issued from a certificate or certificates representing a number of shares in excess of the number sold, then any certificate or certificates representing the unsold balance may be reissued in the name of the Stockholder or his nominee and should bear the same restrictive legend as appears on other shares of restricted stock issued by the Issuer and should be subject to a "stop transfer" order.

     If no sale has occurred before [90 days] or the date on which the Issuer's next quarterly or annual report is required to be filed with the Securities and Exchange Commission, whichever first occurs, this opinion shall be void. This letter is for the benefit of the Stockholder, the Issuer and the Issuer's transfer agent only.

                              Very  truly  yours,
                              FRANKLIN,  CARDWELL  &  JONES


cc:     Broker

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